Exhibit 10.18

                                                                [EXECUTION COPY]

                               SECURITY AGREEMENT

       THIS SECURITY AGREEMENT is made and delivered as of the April 30, 2001, by LEARNCOM, INC., an Illinois corporation, with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; LEARNCOM, INC., a Nevada corporation, with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; VIDEOLEARNING SYSTEMS, INC., a Pennsylvania corporation, with its principal place of business located at 850 West Lancaster, Bryn Mawr, Pennsylvania 19010; BNA COMMUNICATIONS, INC., a Delaware corporation, with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; and TS ACQUISITIONS INC. with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106 (collectively "Debtor"), to and for the benefit of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603 ("Secured Party").


                                R E C I T A L S:
                                ----------------

       A.     Debtor has  executed and  delivered to Secured  Party that certain
(i) Revolving Note of even date herewith payable to Secured Party in the principal amount of $500,000.00 (said Revolving Note, and any and all extensions and renewals thereof, amendments thereto and substitutions or replacements therefor, is hereinafter referred to as the "Revolving Note") and (ii) Term Note of even date herewith payable to Secured Party in the principal amount of $827,500.00 (said Term Note, and any and all extensions and renewals thereof, amendments thereto and substitutions or replacements therefor, is hereinafter referred to as the "Term Note" and, together with the Revolving Note, the "Notes").

       B. The Notes are secured by, among other things, collateral as described in that certain Loan and Security Agreement of even date herewith executed by Debtor and Secured Party (said Loan and Security Agreement, as the same may be amended, is hereinafter referred to as the "Loan Agreement"). The Note, the Loan Agreement and all documents and instruments delivered in
connection   therewith  are  collectively   referred  to  herein  as  the  "Loan
Documents".

       C. Secured Party requires as a condition precedent to its making the loans evidenced by the Notes (collectively, the "Loan") that Debtor enter into this Security Agreement and Debtor wishes to grant to Secured Party a security interest, mortgage, lien, encumbrance and charge upon the collateral more particularly hereinafter described.

       NOW, THEREFORE, for and in consideration of the making of the Loan and as an inducement to Secured Party to do so, and for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, Debtor and Secured Party hereby agree as follows:

       1. CREATION OF SECURITY INTEREST. Debtor, and each of them, hereby grants to Secured Party a security interest in and does hereby collaterally assign, pledge, mortgage, convey and set over unto Secured Party the property described as follows (hereinafter referred to collectively as the "Collateral"), whether now owned or hereafter acquired:

              (a) All accounts, Receivables (as such term is hereinafter defined), contract rights, general intangibles, goodwill, trademarks, trade names, copyrights, patent rights, chattel paper, instruments, documents, acceptances, notes, drafts, inventory, goods, securities, deposits, cash, tax refunds, books, records, customer and supplier lists, ledgers, invoices, purchase and sales orders, data processing, computer and telecommunications systems, including software systems incidental thereto, insurance policies and certificates, guaranties, liens, and other personal property, and all proceeds, products, renewals, substitutions, replacements, additions and accessions thereto; and

              (b) All monies, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, and cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Secured Party or its bailee; and

              (c) All machinery, equipment, apparatus, appliances, furniture, furnishings, fixtures and supplies, whether now owned or hereafter acquired; and all proceeds, products, renewals, substitutions, replacements, additions and accessions thereto; and

              (d) Any and all goodwill, trademarks, trade names, option rights, books and records, and general intangibles of Debtor; and

              (e) Any and all rights of Debtor under any contracts executed by Debtor with any provider of goods or services for or in connection with any construction undertaken on or services performed or to be performed in connection with any property; and

              (f) Any and all additions and accessories to all of the foregoing and any and all proceeds, renewals, replacements and substitutions of all of the foregoing; and

              (g) All other Collateral or property with respect to which Debtor has or may hereafter grant to Secured Party a lien or security interest; and

              (h) Any and all additions and accessories to all of the foregoing and any and all proceeds, renewals, replacements and substitutions of all of the foregoing.

       For purposes hereof, the term "Receivables" shall mean and include all of Debtor's present and future rights to payment for goods, merchandise or inventory sold or leased or for services rendered, including, without limitation, those which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance, whether or not the same are listed on any schedules, reports or assignments furnished to Secured Party from time to time, or any letters of credit on which Debtor is named as beneficiary, contract rights, chattel paper, instruments, documents, insurance proceeds, and all such obligations whatsoever owing to Debtor, together with all instruments and all documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the same may represent, all rights in any returned or repossessed goods, merchandise and Inventory, and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit, replevin and reclamation and all other rights and remedies of an unpaid vendor or lienor, and any liens held by Debtor as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan or otherwise.

       2.     DEBTOR'S OBLIGATIONS.

              (a) PAYMENT OF INDEBTEDNESS. The security interest created herein is given as additional security for: the payment to Secured Party of all indebtedness evidenced by and according to the terms of the Note, the Loan Agreement and the other Loan Documents; the payment of all sums hereafter loaned, paid out, expended or advanced by Secured Party under the terms of this Agreement or otherwise, to or for the account of Debtor, together with interest thereon; all extensions or renewals of the Note, the Loan Agreement and the other Loan Documents evidencing sums hereafter loaned, paid out, expended or advanced by Secured Party, its successors or assigns, to or for the account of Debtor; the discharge and performance of all agreements and obligations under the Note, the Loan Agreement and the other Loan Documents; (all of the foregoing are hereinafter collectively called the "Indebtedness").

              (b) PROTECTION OF COLLATERAL. Debtor shall take any and all steps required in the judgment of Secured Party to protect the Collateral and in pursuance thereof Debtor agrees that the Collateral:

                     (i) Shall be kept at the principal place of business of Debtor and such other locations as shall have been expressly approved in writing by Secured Party and shall be used only in the conduct in the ordinary course of Debtor's business;

                     (ii)   Shall  not  be   misused,   wasted  or   allowed  to
deteriorate, except for the ordinary wear and tear resulting from its use, as aforesaid;

                     (iii) Shall at all times be insured against loss, damage, theft and such other risks as Secured Party may require in such amounts, with such companies, with such deductibles, under such policies, in such form and for such periods as shall be satisfactory to Secured Party, and each such policy shall provide that the loss thereunder and the proceeds payable thereunder shall be payable to Secured Party as its interest may appear, and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward the payment of the Indebtedness whether due or not due, in such order as Secured Party may determine;

                     (iv) Shall not be used in violation of any applicable statute, law, rule, regulation or ordinance; and

                     (v) May be examined and inspected by Secured Party at any time, wherever located.

              (c) PROTECTION OF SECURITY INTEREST. Debtor shall take any and all steps necessary to protect the priority of the security interest granted herein, and in pursuance of this obligation, Debtor agrees that:

                     (i) Debtor shall not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so, except in the ordinary course of business of Debtor, without the prior written consent of Secured Party, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement;

                     (ii) Debtor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation and, if requested in writing by Secured Party, shall deliver to Secured Party, within ten (10) days after such request, a receipt or other evidence satisfactory to Secured Party of the payment thereof;

                     (iii) Debtor shall sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all connected costs, expenses and fees, including, without limitation, attorneys' fees, necessary to protect the security interest under this Agreement against the rights, interests or claims of third persons;

                     (iv) Debtor shall reimburse Secured Party for all costs, expenses and fees, including, without limitation, court costs and reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy a default of Debtor under this Agreement;

                     (v) Debtor shall (A) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental writings, and financing statements, and do all other acts or things as Secured Party may request in order to more fully evidence and perfect the security interest created herein; (B) punctually and properly perform all of Debtor's agreements and obligations under this Agreement, the Note, the Loan Agreement and the other Loan Documents and under any other security agreement, mortgage, deed of trust, collateral pledge, agreement or contract of any kind now or hereafter existing as security for and in connection with payment of the Indebtedness, or any part thereof; (C) pay the Indebtedness in accordance with the terms thereof and in accordance with the terms of this Agreement, the Note, the Loan Agreement and the other Loan Documents or other writings evidencing the Indebtedness, or any part thereof; (D) promptly furnish Secured Party with any information or writings which Secured Party may request concerning the Collateral; (E) allow Secured Party to inspect all records of Debtor relating to the Collateral, the Indebtedness and the business and operation of Debtor, and to make and take away copies of such records; (F) promptly notify Secured Party of any change in any facts or circumstances warranted or represented by Debtor in this Security Agreement or in any other writing furnished by Debtor to Secured Party in connection with the Collateral, the Indebtedness and the business and operation of Debtor; (G) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created herein, and, at the request of Secured Party, appear in and defend, at Debtor's sole cost and expense, any such action or proceeding; and (H) promptly, after being requested by Secured Party, pay to Secured Party the amount of all expenses, including, without limitation, reasonable attorneys' fees, court costs and other legal expenses, incurred by Secured Party in enforcing the security interest created herein;

                     (vi) Except for the purchase or lease of Collateral in the ordinary course of Debtor's business and financed by purchase money financing, Debtor shall not, without the prior written consent of Secured Party: create any other security interest in, mortgage, pledge, or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character;

                     (vii) Should the Collateral, or any part thereof ever be in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to Debtor as a result of Debtor's rights in the Collateral, then, in any such event, all such property, money and other proceeds shall become part of the Collateral, and Debtor covenants to forthwith pay or deliver to Secured Party all of the same which is susceptible of delivery and, at the same time, if Secured Party deems it necessary and so requests, Debtor will properly endorse or assign the same. With respect to any of such property of a kind requiring any additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Secured Party, Debtor will forthwith execute and deliver to Secured Party whatever Secured Party shall deem necessary or proper for such purpose; and

                     (viii) In the event that Debtor fails to perform any covenant, duty or agreement of Debtor to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Indebtedness, and, at the request of Secured Party, Debtor agrees to pay such amount promptly to Secured Party at Secured Party's address set forth opposite its name below, or at such other place as Secured Party may designate, together with interest thereon at the "Default

Interest Rate" (as such term is defined in the Note) from the date of such expenditure by Secured Party until paid.

       3. DEFAULT. The occurrence of any one or more of the following shall be an "Event of Default" for purposes of this Agreement:

              (a) NON-PAYMENT OF INDEBTEDNESS: The failure, neglect or refusal of Debtor to pay any part of the principal or interest on the indebtedness evidenced by the Note, or any part thereof, or any other sums due pursuant to the terms of the Note, the Loan Agreement or any other Loan Document when due; or

              (b) UNTRUE REPRESENTATIONS AND WARRANTIES: If any representation or warranty made by Debtor in this Agreement, the Note, the Loan Agreement or any other Loan Document or in any certificate, statement, notice, demand or request made or delivered by Debtor pursuant to or in connection with this Agreement, the Note, the Loan Agreement or any other Loan Document shall prove to be untrue or incorrect in any material respect on the date when made; or

              (c) NON-PERFORMANCE OF OBLIGATIONS: If any default shall occur in the due and punctual performance of or compliance with any of the terms, covenants, conditions or agreements contained herein (other than as described in the preceding clauses (a) through (b) of this Section 3); or

              (d) ASSIGNMENT FOR BENEFIT OF CREDITORS: The execution of an assignment for the benefit of creditors by Debtor; or

              (e) PROCESS AGAINST THE COLLATERAL: The levy of any execution, attachment, sequestration or other writ against the Collateral or any part thereof not dismissed within sixty (60) days after such levy; or

              (f) DEFAULT UNDER LOAN DOCUMENTS: The occurrence of any Event of Default under any of the Loan Documents.

       4. CONSEQUENCES OF DEFAULT. Upon the occurrence of any such Event of Default, or at any time thereafter while such Event of Default continues to exist, Secured Party may, at its option, declare all Indebtedness secured hereby to be immediately due and payable to Secured Party without demand or notice of any kind whatsoever, and such Indebtedness thereupon shall immediately become due and payable to Secured Party without demand or notice, but with such adjustments, if any, with respect to interest or other charges as may be provided for herein or in the Note, the Loan Agreement, the other Loan Documents or any other written agreements between Debtor and Secured Party.

       5. SECURED PARTY'S RIGHTS AND REMEDIES. Secured Party shall have available to it the following rights and remedies:

              (a) RIGHT TO ASSIGN. Secured Party may assign this Agreement, and if Secured Party does assign this Agreement, the assignee shall be entitled to the performance of all of Debtor's agreements and obligations under this Agreement, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Agreement, and Debtor expressly agrees that it will assert no claims or defenses it may have against Secured Party against the assignee except those available to it in this Agreement.

              (b) RIGHT TO DISCHARGE DEBTOR'S OBLIGATIONS. Secured Party may, at its option, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may remedy or cure any default of Debtor under the terms of any lease, rental agreement or other document which in any way pertains to or affects Debtor's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, and Debtor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party, including, without limitation, attorneys' fees, pursuant to the foregoing authorization, together with interest at the Default Interest Rate from the date so paid or incurred by Secured Party, which payments, expenses and interest shall be secured by the security intended to be afforded by this Agreement and/or by the Loan Agreement and the other Loan Documents.

              (c) RIGHT OF ENFORCEMENT. Secured Party shall have and may exercise any and all rights of enforcement and remedies before or after default afforded to a Secured Party under the Uniform Commercial Code in force in the State of Illinois (the "Uniform Commercial Code") together with any and all other rights and remedies otherwise provided and available to Secured Party at law or in equity as of the date of this Agreement or the date of Debtor's default; and, in conjunction with, in addition to, or substitution for those rights and remedies, at Secured Party's discretion, Secured Party may:

                     (i) To the extent permitted by law, enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it or any portion of the Collateral unusable; and/or

                     (ii) Remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default.

              (d)    RIGHT OF SALE.

                     (i) Debtor agrees that should it fail to make payments as provided in the Note, the Loan Agreement or the other Loan Documents, or if a default be made on any obligation or promise of Debtor contained herein or hereby secured or contained in or secured by the Note, the Loan Agreement or the other Loan Documents, then Secured Party may, at its option, sell or dispose of the Collateral at public or private sale without any previous demand of performance or notice to Debtor of any such sale whatsoever, except as provided under the Uniform Commercial Code, and from the proceeds of sale retain: (A) all costs and charges incurred by Secured Party in taking and causing the removal and sale of said property, including such attorneys' fees as shall have been incurred by Secured Party; and (B) all sums due pursuant to the Note, the Loan Agreement, the other Loan Documents and this Agreement, and all accrued interest thereon. Any surplus of such proceeds remaining shall be paid to Debtor.

                     (ii) At any sale or sales made pursuant to this Agreement or in a suit to foreclose the same, the Collateral may be sold in masse or separately, at the same or at different times, at the option of Secured Party or its assigns. Such sale may be public or private, with notice as required by the Uniform Commercial Code, and the Collateral need not be present at the time or place of sale. At any such sale, Secured Party or the holder of the Note hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by Secured Party or its attorneys, agents, or assigns, and no irregularity in the manner of sale or of giving notice shall operate to preclude Secured Party from recovering the Indebtedness.

                     (iii) If any notification of intended sale or other disposition of the Collateral or any part thereof is required under the Uniform Commercial Code or other law, such notification, if mailed, shall be deemed reasonably and properly given if mailed to Debtor at least ten (10) days before such sale or disposition.

              (e) MISCELLANEOUS. Secured Party shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed or operate as a waiver of any of the rights and remedies granted Secured Party hereunder or as having created a custom in any way or manner contrary to the specific provisions of this Agreement or as having in any way or manner modified the same. All rights and remedies of Secured Party are cumulative and concurrent, and the exercise of one right or remedy by Secured Party shall not be deemed a waiver or release of any other right or remedy. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Secured Party by this Agreement is not required to be given.

       6. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that:

              (a)    Debtor has authority to execute and deliver this Agreement;

              (b) other than in favor of Secured Party or as expressly agreed in the Loan Agreement, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer;

              (c) other than in favor of Secured Party or as expressly agreed in the Loan Agreement, no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof;

              (d) no dispute, right of set-off, counterclaim or defenses exist with respect to any part of the Collateral;

              (e) all information supplied and statements made in any financial or credit statement or application for credit heretofore delivered to Secured Party by or on behalf of Debtor or any guarantor of the Note prior to the execution of this Agreement are true and correct in all material respects as of the date hereof; and

              (f) at the time Secured Party's security interest created herein and/or by virtue of any of the other Loan Documents attaches to any of the Collateral or its proceeds, Debtor will be the lawful owner with the right to transfer any interest therein, and Debtor will make such further assurances so as to prove title to the Collateral in Debtor as may be required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever.

       The delivery at any time by Debtor to Secured Party of the Collateral shall constitute a representation and warranty by Debtor under this Agreement that, with respect to such Collateral, and each item thereof, Debtor is owner of the Collateral and the matters heretofore represented and warranted in this Paragraph 6 are true, complete and correct. Further Debtor, at the request of Secured Party, agrees to amend this Agreement and any and all financing statements filed in connection therewith for the purpose of setting forth in said Agreement and said financing statements an accurate and itemized list, when known, of the Collateral now generally described herein and in said financing statements and to include in said accurate and itemized list an identification of the Collateral by make, model, serial number and other appropriate descriptive data.

       7. SUBROGATION. If the Indebtedness, or any part thereof, be given in renewal or extension, or applied toward the payment of indebtedness secured by mortgage, pledge, security agreement or other lien, Secured Party shall be and is hereby subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

       8. MUTUAL AGREEMENTS. Debtor and Secured Party mutually agree as follows:

              (a) "Debtor" and "Secured Party" as used in this Security Agreement include the successors and permitted assigns of those parties.

              (b) This Agreement includes all amendments and supplements thereto and all assignments thereof. This Agreement shall not be amended, modified or supplemented without the written agreement of Debtor and Secured Party at the time of such amendment, modification or supplement.

              (c) It is expressly intended, understood and agreed that this Agreement, the Note, the Loan Agreement and the other Loan Documents are made and entered into for the sole protection and benefit of Secured Party and Debtor, and their respective successors and assigns (but in the case of assigns of Debtor, only to the extent permitted hereunder), and no other person or persons shall have any right of action hereunder or rights to the Loan proceeds at any time; that the Loan proceeds do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any undisbursed Loan proceeds at any time; and that Secured Party shall have a lien upon and right to direct application of any undisbursed Loan proceeds as additional security for this Agreement, the Note, the Loan Agreement and the other Loan Documents. The relationship between Secured Party and Debtor is solely that of a lender and borrower, and nothing contained herein, or in the Note, the Loan Agreement or the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or creating any other relationship other than lender and borrower.

              (d) This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois without regard to principles of conflict of laws. All provisions of this Agreement shall be deemed valid and enforceable to the extent permitted by law. Any provision or provisions of this Agreement which are held unenforceable, invalid or contrary to law by a court of competent jurisdiction, or the inclusion of which would affect the validity or enforceability of this Agreement, shall be of no force or effect, and in such event each and all of the remaining provisions of this Agreement shall subsist and remain and be fully effective according to the tenor of this Agreement as though such invalid, unenforceable or unlawful provision or provisions had not been included in this Agreement.

              (e) To the extent permitted by law, Debtor hereby waives any and all rights to require marshalling of assets by Secured Party.

              (f) Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and (i) personally delivered; or (ii) sent by a nationally-recognized overnight courier service; or
(iii) sent by certified United States mail, postage prepaid, return receipt requested, to the party or parties for whom such notices are intended. A written notice shall be deemed received (i) when delivered in person; (ii) on the next business day immediately following the day sent by overnight courier; and (iii) on the third (3rd) business day following the day sent by certified mail. A written notice shall also be deemed received on (i) the date delivery shall have been refused at the address required by this Agreement; or (ii) with respect to notices sent by United States mail but not delivered, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement or which any party desires to give to another shall be addressed as follows:

     As to Secured Party:               American National Bank and Trust
                                        Company of Chicago
                                        120 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: David W. De Witt

     with a copy to:                    Harris Kessler & Goldstein LLC
                                        640 North LaSalle Street
                                        Suite 590
                                        Chicago, Illinois 60610
                                        Attention: Drew Scott, Esq.

     As to Debtor:                      c/o LearnCom, Inc.
                                        714 Industrial Drive
                                        Bensenville, Illinois 60106
                                        Attention: Lloyd Singer

     with a copy to:                    Shefsky & Froelich Ltd.
                                        444 North Michigan Avenue
                                        Chicago, Illinois 60611
                                        Attention: James Asmussen


or in such other manner or to such other address, as such party shall designate in a written notice to the other party hereto.

              (g) Debtor hereby agrees that no liability shall be asserted or enforced by Debtor against Secured Party in its exercise of the powers and rights herein granted, all such liability being hereby expressly waived and released by Debtor. Debtor hereby agrees to indemnify, defend and hold Secured Party harmless from and against any and all liability, expense, cost or damage which may be incurred by, asserted against or imposed upon Secured Party at any time which relate to or arise from the use, operation or lease of any of the Collateral or the exercise by Secured Party of the powers and rights herein granted.

              (h) This Agreement shall inure to the benefit of Secured Party, its successors and assigns and shall be binding upon Debtor and its successors and permitted assigns.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date first above written.

                                         LEARNCOM, INC., an Illinois corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         LEARNCOM, INC., a Nevada corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         VIDEOLEARNING SYSTEMS, INC., a
                                         Pennsylvania corporation

                                         By: /s/ Homer H. Hewitt
                                            ------------------------------------
                                            Homer H. Hewitt, President and CEO

                                         BNA COMMUNICATIONS, INC.,
                                         a Delaware corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         TS ACQUISITIONS, INC.,


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO